FOUR SEASONS RESORT AND RESIDENCES JACKSON HOLE Supplemental Financial Information DECEMBER 31, 2023 Exhibit 99.2

TABLE OF CONTENTS The Phoenician, a luxury collection resort PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL INFORMATION 3 OVERVIEW About Host Hotels & Resorts 4 Analyst Coverage 5 Forward-Looking Statements 6 Non-GAAP Financial Measures 6 7 PROPERTY LEVEL DATA Comparable Hotel Results by Location 8 Top 40 Hotels by Total RevPAR 16 Historical Comparable Hotel Results 18 Comparable Hotel Results 2024 Forecast 20 Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2024 Forecasts 22 Ground Lease Summary as of December 31, 2023 23 24 CAPITALIZATION Comparative Capitalization 25 Consolidated Debt Summary as of December 31, 2023 and December 31, 2022 26 Consolidated Debt Maturity as of December 31, 2023 27 28 FINANCIAL COVENANTS Credit Facility and Senior Notes Financial Performance Tests 29 Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio 30 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio 31 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio 32 Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test 33 Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test 34 Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio 35 Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test 36 37 NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION Forecast 38 Comparable Hotel Operating Statistics and Results 38 Non-GAAP Financial Measures 39

OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION HOST HOTELS & RESORTS CORPORATE HEADQUARTERS

4 © Host Hotels & Resorts, Inc. (1) Based on market cap as of December 31, 2023. See Comparative Capitalization for calculation. (2) At December 31, 2023. About Host Hotels & Resorts S&P 500 COMPANY $13.9 BILLION MARKET CAP(1) $17.2 BILLION ENTERPRISE VALUE(1) 77 HOTELS 42,000 ROOMS 20 TOP U.S. MARKETS BAKER'S CAY RESORT KEY LARGO, CURIO COLLECTION BY HILTON PREMIER U.S. LODGING REIT LUXURY & UPPER UPSCALE CONSOLIDATED HOTELS PORTFOLIO(2)

5© Host Hotels & Resorts, Inc. BAIRD Mike Bellisario 414-298-6130 mbellisario@rwbaird.com EVERCORE ISI Duane Pfennigwerth 212-497-0817 duane.pfennigwerth@evercoreisi.com RAYMOND JAMES & ASSOCIATES Bill Crow 727-567-2594 bill.crow@raymondjames.com BOFA SECURITIES, INC. Shaun Kelley 646-855-1005 shaun.kelley@baml.com GREEN STREET ADVISORS Chris Darling 949-640-8780 cdarling@greenst.com STIFEL, NICOLAUS & CO. Simon Yarmak 443-224-1345 yarmaks@stifel.com BARCLAYS CAPITAL Anthony Powell 212-526-8768 anthony.powell@barclays.com HSBC SECURITIES (USA) INC. Meredith Jensen 415-250-8225 meredith.jensen@us.hsbc.com TRUIST C. Patrick Scholes 212-319-3915 patrick.scholes@suntrust.com BMO CAPITAL MARKETS Ari Klein 212-885-4103 ari.klein@bmo.com JEFFERIES David Katz 212-323-3355 dkatz@jefferies.com UBS SECURITIES LLC Robin Farley 212-713-2060 robin.farley@ubs.com CITI INVESTMENT RESEARCH Smedes Rose 212-816-6243 smedes.rose@citi.com J.P. MORGAN SECURITIES Joe Greff 212-622-0548 joseph.greff@jpmorgan.com WELLS FARGO SECURITIES LLC Dori Kesten 617-603-4233 dori.kesten@wellsfargo.com COMPASS POINT RESEARCH & TRADING, LLC Floris van Dijkum 646-757-2621 fvandijkum@compasspointllc.com MORGAN STANLEY & CO. Stephen Grambling 212-761-1010 stephen.grambling@morganstanley.com WEDBUSH SECURITIES Richard Anderson 212-938-9949 richard.anderson@wedbush.com DEUTSCHE BANK SECURITIES Chris Woronka 212-250-9376 chris.woronka@db.com OPPENHEIMER & CO. INC. Tyler Batory 212-667-7230 tyler.batory@opco.com WOLFE RESEARCH Keegan Carl 646-582-9251 kcarl@wolferesearch.com Analyst Coverage The Company is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of the Company or its management. The Company does not by its reference above imply its endorsement of or concurrence with any of such analysts’ information, conclusions or recommendations.

6© Host Hotels & Resorts, Inc. ABOUT HOST HOTELS & RESORTS Host Hotels & Resorts, Inc., herein referred to as “we,” “Host Inc.,” or the “Company,” is a self-managed and self-administered real estate investment trust that owns hotel properties. We conduct our operations as an umbrella partnership REIT through an operating partnership, Host Hotels & Resorts, L.P. (“Host LP”), of which we are the sole general partner. When distinguishing between Host Inc. and Host LP, the primary difference is approximately 1% of the partnership interests in Host LP held by outside partners as of December 31, 2023, which are non-controlling interests in Host LP in our consolidated balance sheets and are included in net (income) loss attributable to non-controlling interests in our consolidated statements of operations. Readers are encouraged to find further detail regarding our organizational structure in our annual report on Form 10-K. FORWARD-LOOKING STATEMENTS This supplemental information contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements which include, but may not be limited to, our expectations regarding the recovery of travel and the lodging industry, the impact of the Maui wildfires and 2024 estimates with respect to our business, including our anticipated capital expenditures and financial and operating results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in the Company's annual report on Form 10-K and other filings with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this supplemental presentation is as of February 21, 2024, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. NON-GAAP FINANCIAL MEASURES Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP (U.S. generally accepted accounting principles), within the meaning of applicable SEC rules. They are as follows: : (i) Funds From Operations (“FFO”) and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA (for both the Company and hotel level), (iii) EBITDAre and Adjusted EBITDAre, and (iv) Comparable Hotel Operating Statistics and Results. Also included are reconciliations to the most directly comparable GAAP measures. See the Notes to Supplemental Financial Information for definitions of these measures, why we believe these measures are useful and limitations on their use. Also included in this supplemental information is our leverage ratio, unsecured interest coverage ratio and fixed charge coverage ratio, calculated in accordance with our credit facility, along with our EBITDA to interest coverage ratio, indenture indebtedness test, indenture secured indebtedness test, and indenture unencumbered assets to unsecured indebtedness test, calculated in accordance with our senior notes indenture covenants. Included with these ratios are reconciliations calculated in accordance with GAAP. See the Notes to Supplemental Financial Information for information on how these supplemental measures are calculated, why we believe they are useful and limitations on their use. Overview

HOTEL VAN ZANDT OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) (1) RevPAR is the product of the average daily room rate charged and the average daily occupancy achieved. (2) Total Revenues per Available Room (“Total RevPAR”) is a summary measure of hotel results calculated by dividing the sum of room, food and beverage and other ancillary service revenue by room nights available to guests for the period. It includes ancillary revenues not included within RevPAR. (3) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (4) See the Notes to Supplemental Financial Information for a discussion of non-GAAP measures and the calculation of comparable hotel results. CBD refers to the central business district. (5) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location. 8 Quarter ended December 31, 2023 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR (1) Total revenues Total Revenues per Available Room (2) Hotel Net Income (Loss) Hotel EBITDA Maui/Oahu 4 2,006 $538.69 68.2% $367.34 $ 97.2 $526.58 $ 12.7 $ 30.7 Miami 2 1,033 519.42 70.1% 364.20 62.3 634.85 9.8 17.9 Jacksonville 1 446 462.07 61.0% 282.04 27.4 667.98 4.6 7.6 New York 2 2,486 425.56 86.1% 366.52 119.3 521.48 24.9 36.9 Phoenix 3 1,545 394.12 70.6% 278.15 93.3 656.24 25.7 35.5 Florida Gulf Coast 3 941 359.77 66.2% 238.22 43.4 502.10 6.3 11.8 Orlando 2 2,448 440.40 57.7% 253.96 109.1 484.34 15.5 29.0 Los Angeles/Orange County 3 1,067 291.79 78.7% 229.71 35.6 362.26 4.8 7.8 San Diego 3 3,294 266.67 70.1% 187.00 109.6 361.53 15.6 31.0 Boston 2 1,496 270.00 76.8% 207.42 39.5 286.74 8.1 12.7 Washington, D.C. (CBD) 5 3,240 276.09 66.5% 183.60 79.2 265.57 12.0 20.6 Philadelphia 2 810 237.30 78.4% 186.01 22.0 297.12 5.3 7.8 Austin 2 767 301.13 63.1% 189.87 22.4 317.18 4.2 8.5 Northern Virginia 2 916 250.71 70.1% 175.77 25.8 306.43 5.0 7.6 Chicago 3 1,562 241.08 67.9% 163.77 33.7 234.57 6.8 11.1 San Francisco/San Jose 6 4,162 245.15 65.2% 159.91 91.4 238.77 (3.1) 13.4 Seattle 2 1,315 229.80 59.8% 137.51 23.5 194.01 (1.5) 1.6 Atlanta 2 810 189.95 71.1% 135.11 16.2 217.58 2.2 4.4 Houston 5 1,942 199.88 65.5% 131.02 34.2 192.13 4.8 11.4 New Orleans 1 1,333 198.05 67.8% 134.37 24.9 202.90 4.9 7.0 San Antonio 2 1,512 209.83 58.4% 122.59 27.4 196.80 4.9 9.2 Denver 3 1,340 188.69 58.3% 109.97 22.6 184.52 2.6 6.4 Other 10 3,061 287.52 60.4% 173.53 76.9 270.49 6.8 16.7 Other property level (3) 0.2 1.7 1.7 Domestic 70 39,532 306.03 67.5% 206.48 1,237.1 339.61 184.6 348.3 International 5 1,499 179.17 60.8% 108.98 23.3 168.78 4.2 6.3 All Locations - comparable hotels (4) 75 41,031 $301.84 67.2% $202.92 $ 1,260.4 $333.43 $ 188.8 $ 354.6 Non-comparable hotels 2 936 62.6 22.1 42.8 Gain on sale of property and corporate level income/expense (5) — (76.9) (19.5) Total 77 41,967 — — — $ 1,323.0 — $ 134.0 $ 377.9

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 9 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.” Quarter ended December 31, 2023 Location No. of Properties No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA Maui/Oahu 4 2,006 $ 12.7 $ 18.0 $ — $ — $ 30.7 Miami 2 1,033 9.8 8.1 — — 17.9 Jacksonville 1 446 4.6 3.0 — — 7.6 New York 2 2,486 24.9 12.0 — — 36.9 Phoenix 3 1,545 25.7 9.8 — — 35.5 Florida Gulf Coast 3 941 6.3 5.5 — — 11.8 Orlando 2 2,448 15.5 13.5 — — 29.0 Los Angeles/Orange County 3 1,067 4.8 3.0 — — 7.8 San Diego 3 3,294 15.6 15.4 — — 31.0 Boston 2 1,496 8.1 4.6 — — 12.7 Washington, D.C. (CBD) 5 3,240 12.0 8.6 — — 20.6 Philadelphia 2 810 5.3 2.5 — — 7.8 Austin 2 767 4.2 3.2 1.1 — 8.5 Northern Virginia 2 916 5.0 2.6 — — 7.6 Chicago 3 1,562 6.8 4.3 — — 11.1 San Francisco/San Jose 6 4,162 (3.1) 16.5 — — 13.4 Seattle 2 1,315 (1.5) 3.1 — — 1.6 Atlanta 2 810 2.2 2.2 — — 4.4 Houston 5 1,942 4.8 6.6 — — 11.4 New Orleans 1 1,333 4.9 2.1 — — 7.0 San Antonio 2 1,512 4.9 4.3 — — 9.2 Denver 3 1,340 2.6 3.8 — — 6.4 Other 10 3,061 6.8 9.9 — — 16.7 Other property level (1) 1.7 — — — 1.7 Domestic 70 39,532 184.6 162.6 1.1 — 348.3 International 5 1,499 4.2 2.1 — — 6.3 All Locations - comparable hotels 75 41,031 $ 188.8 $ 164.7 $ 1.1 $ — $ 354.6 Non-comparable hotels 2 936 22.1 20.7 — — 42.8 Gain on sale of property and corporate level income/expense (2) $ (76.9) $ 0.2 $ 48.0 $ 9.2 $ (19.5) Total 77 41,967 $ 134.0 $ 185.6 $ 49.1 $ 9.2 $ 377.9

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. (3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location. 10 Quarter ended December 31, 2022 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA Maui/Oahu 4 2,006 $ 566.33 70.7% $ 400.27 $ 112.9 $ 610.91 $ 23.3 $ 38.4 Miami 2 1,033 632.51 56.8% 359.45 59.0 600.78 10.5 17.2 Jacksonville 1 446 503.06 52.8% 265.77 24.7 601.87 4.4 7.4 New York 2 2,486 400.42 84.6% 338.82 112.1 490.08 23.0 35.5 Phoenix 3 1,545 393.60 73.3% 288.65 96.0 676.69 27.5 36.6 Florida Gulf Coast 3 941 367.97 73.9% 271.97 45.7 529.59 8.4 14.0 Orlando 2 2,448 458.37 62.1% 284.45 121.4 538.94 25.2 38.5 Los Angeles/Orange County 3 1,067 284.41 78.9% 224.39 34.7 353.32 4.6 7.8 San Diego 3 3,294 260.81 70.3% 183.47 107.7 356.03 18.7 34.1 Boston 2 1,496 239.76 61.6% 147.71 29.5 214.21 4.3 8.5 Washington, D.C. (CBD) 5 3,240 263.84 65.2% 171.95 75.9 254.52 13.9 22.3 Philadelphia 2 810 236.57 83.0% 196.33 22.6 304.40 4.8 7.3 Austin 2 767 303.76 67.3% 204.34 23.9 337.97 3.3 7.7 Northern Virginia 2 916 230.54 66.5% 153.24 23.0 271.96 4.1 6.6 Chicago 3 1,562 247.44 65.8% 162.89 33.2 231.90 6.6 11.2 San Francisco/San Jose 6 4,162 231.97 62.7% 145.39 83.8 218.72 (1.9) 14.5 Seattle 2 1,315 214.72 57.4% 123.18 20.7 171.44 (2.7) 0.5 Atlanta 2 810 183.46 72.3% 132.59 15.6 209.53 2.3 4.4 Houston 5 1,942 190.61 65.1% 123.99 32.3 181.23 5.8 11.3 New Orleans 1 1,333 211.90 68.7% 145.57 28.1 229.12 7.3 9.6 San Antonio 2 1,512 216.59 63.2% 136.97 30.3 218.39 6.5 10.7 Denver 3 1,340 178.57 56.1% 100.12 18.0 146.12 1.7 4.4 Other 10 3,061 287.36 60.5% 173.85 78.2 275.44 10.3 19.4 Other property level (1) 0.2 0.7 0.7 Domestic 70 39,532 305.15 66.8% 203.71 1,229.5 337.63 212.6 368.6 International 5 1,499 169.63 59.7% 101.26 21.9 158.39 3.8 6.0 All Locations - comparable hotels 75 41,031 $ 300.71 66.5% $ 199.97 $ 1,251.4 $ 331.14 $ 216.4 $ 374.6 Non-comparable hotels 2 936 8.9 (10.1) (2.9) Property transaction adjustments (2) 3.1 — 1.4 Gain on sale of property and corporate level income/expense (3) — (57.0) (17.8) Total 77 41,967 — — — $ 1,263.4 — $ 149.3 $ 355.3

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 11 Quarter ended December 31, 2022 Location No. of Properties No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Plus: Property Transaction Adjustments Equals: Hotel EBITDA Maui/Oahu 4 2,006 $ 23.3 $ 15.1 $ — $ — $ — $ 38.4 Miami 2 1,033 10.5 6.7 — — — 17.2 Jacksonville 1 446 4.4 3.0 — — — 7.4 New York 2 2,486 23.0 12.5 — — — 35.5 Phoenix 3 1,545 27.5 10.7 — — (1.6) 36.6 Florida Gulf Coast 3 941 8.4 5.6 — — — 14.0 Orlando 2 2,448 25.2 13.3 — — — 38.5 Los Angeles/Orange County 3 1,067 4.6 3.2 — — — 7.8 San Diego 3 3,294 18.7 15.4 — — — 34.1 Boston 2 1,496 4.3 4.2 — — — 8.5 Washington, D.C. (CBD) 5 3,240 13.9 8.4 — — — 22.3 Philadelphia 2 810 4.8 2.5 — — — 7.3 Austin 2 767 3.3 3.2 1.2 — — 7.7 Northern Virginia 2 916 4.1 2.5 — — — 6.6 Chicago 3 1,562 6.6 4.6 — — — 11.2 San Francisco/San Jose 6 4,162 (1.9) 16.4 — — — 14.5 Seattle 2 1,315 (2.7) 3.2 — — — 0.5 Atlanta 2 810 2.3 2.1 — — — 4.4 Houston 5 1,942 5.8 5.5 — — — 11.3 New Orleans 1 1,333 7.3 2.3 — — — 9.6 San Antonio 2 1,512 6.5 4.2 — — — 10.7 Denver 3 1,340 1.7 2.7 — — — 4.4 Other 10 3,061 10.3 8.9 — — 0.2 19.4 Other property level (1) 0.7 — — — — 0.7 Domestic 70 39,532 212.6 156.2 1.2 — (1.4) 368.6 International 5 1,499 3.8 2.2 — — — 6.0 All Locations - comparable hotels 75 41,031 216.4 158.4 1.2 — (1.4) 374.6 Non-comparable hotels 2 936 (10.1) 7.2 — — — (2.9) Property transaction adjustments (2) — — — — 1.4 1.4 Gain on sale of property and corporate level income/expense (3) (57.0) 0.3 42.2 (3.3) — (17.8) Total 77 41,967 $ 149.3 $ 165.9 $ 43.4 $ (3.3) $ — $ 355.3 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. (3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.”

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 12 Year ended December 31, 2023 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA Maui/Oahu 4 2,006 $ 576.75 71.9% $ 414.84 $ 448.9 $ 612.98 $ 85.3 $ 152.9 Miami 2 1,033 533.31 66.9% 356.86 242.9 624.20 44.2 74.2 Jacksonville 1 446 503.57 69.9% 351.80 127.6 784.10 34.1 46.2 New York 2 2,486 349.99 82.7% 289.53 374.1 412.23 43.2 92.4 Phoenix 3 1,545 399.79 71.5% 285.85 359.4 637.23 102.3 139.0 Florida Gulf Coast 3 941 389.43 72.3% 281.40 203.9 593.72 48.8 71.1 Orlando 2 2,448 384.63 67.9% 261.32 465.8 521.26 90.5 143.3 Los Angeles/Orange County 3 1,067 300.29 81.7% 245.49 140.6 360.91 19.5 31.9 San Diego 3 3,294 282.20 78.4% 221.29 498.1 414.34 105.5 167.5 Boston 2 1,496 264.18 78.2% 206.66 150.7 275.90 32.9 51.2 Washington, D.C. (CBD) 5 3,240 276.74 70.1% 193.92 331.4 280.31 66.8 100.9 Philadelphia 2 810 231.94 79.7% 184.83 85.2 288.44 17.4 27.1 Austin 2 767 269.26 65.7% 176.88 87.1 311.25 10.0 26.9 Northern Virginia 2 916 243.70 70.4% 171.48 89.9 268.97 15.5 25.3 Chicago 3 1,562 243.59 68.9% 167.80 136.1 238.73 24.0 41.3 San Francisco/San Jose 6 4,162 251.98 66.4% 167.25 371.3 244.44 2.5 67.6 Seattle 2 1,315 239.33 66.8% 159.81 104.9 218.64 6.1 18.5 Atlanta 2 810 190.67 74.0% 141.12 67.3 227.52 12.0 20.5 Houston 5 1,942 201.17 69.4% 139.51 138.4 195.30 16.6 41.6 New Orleans 1 1,333 196.29 68.6% 134.72 99.2 203.93 25.4 34.0 San Antonio 2 1,512 215.77 61.4% 132.55 117.1 212.13 18.6 35.1 Denver 3 1,340 192.48 63.3% 121.90 88.9 181.72 13.9 27.5 Other 10 3,061 313.84 64.2% 201.47 347.6 308.08 52.4 92.8 Other property level (1) 0.6 0.3 0.3 Domestic 70 39,532 304.48 70.7% 215.33 5,077.0 351.26 887.8 1,529.1 International 5 1,499 186.14 62.4% 116.16 92.1 168.42 19.3 27.9 All Locations - comparable hotels 75 41,031 $ 300.66 70.4% $ 211.71 $ 5,169.1 $ 344.63 $ 907.1 $ 1,557.0 Non-comparable hotels 2 936 134.8 45.8 92.5 Property transaction adjustments (2) 6.8 — 2.9 Gain on sale of property and corporate level income/expense (3) — (201.2) 23.4 Total 77 41,967 — — — $ 5,310.7 — $ 751.7 $ 1,675.8 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. (3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location.

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 13 Year ended December 31, 2023 Location No. of Properties No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Plus: Property Transaction Adjustments Equals: Hotel EBITDA Maui/Oahu 4 2,006 $ 85.3 $ 67.6 $ — $ — $ — $ 152.9 Miami 2 1,033 44.2 30.0 — — — 74.2 Jacksonville 1 446 34.1 12.1 — — — 46.2 New York 2 2,486 43.2 49.2 — — — 92.4 Phoenix 3 1,545 102.3 39.6 — — (2.9) 139.0 Florida Gulf Coast 3 941 48.8 22.3 — — — 71.1 Orlando 2 2,448 90.5 52.8 — — — 143.3 Los Angeles/Orange County 3 1,067 19.5 12.4 — — — 31.9 San Diego 3 3,294 105.5 62.0 — — — 167.5 Boston 2 1,496 32.9 18.3 — — — 51.2 Washington, D.C. (CBD) 5 3,240 66.8 34.1 — — — 100.9 Philadelphia 2 810 17.4 9.7 — — — 27.1 Austin 2 767 10.0 12.8 4.1 — — 26.9 Northern Virginia 2 916 15.5 9.8 — — — 25.3 Chicago 3 1,562 24.0 17.3 — — — 41.3 San Francisco/San Jose 6 4,162 2.5 65.1 — — — 67.6 Seattle 2 1,315 6.1 12.4 — — — 18.5 Atlanta 2 810 12.0 8.5 — — — 20.5 Houston 5 1,942 16.6 25.0 — — — 41.6 New Orleans 1 1,333 25.4 8.6 — — — 34.0 San Antonio 2 1,512 18.6 16.5 — — — 35.1 Denver 3 1,340 13.9 13.6 — — — 27.5 Other 10 3,061 52.4 40.4 — — — 92.8 Other property level (1) 0.3 — — — — 0.3 Domestic 70 39,532 887.8 640.1 4.1 — (2.9) 1,529.1 International 5 1,499 19.3 8.6 — — — 27.9 All Locations - comparable hotels 75 41,031 $ 907.1 $ 648.7 $ 4.1 $ — $ (2.9) $ 1,557.0 Non-comparable hotels 2 936 45.8 46.7 — — — 92.5 Property transaction adjustments (2) — — — — 2.9 2.9 Gain on sale of property and corporate level income/expense (3) (201.2) 1.2 187.1 36.3 — 23.4 Total 77 41,967 $ 751.7 $ 696.6 $ 191.2 $ 36.3 $ — $ 1,675.8 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. (3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense."

© Host Hotels & Resorts, Inc. Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 14 Year ended December 31, 2022 Location No. of Properties No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA Maui/Oahu 4 2,006 $ 560.86 74.7% $ 418.70 $ 473.4 $ 646.24 $ 112.1 $ 170.5 Miami 2 1,033 621.56 61.3% 380.89 248.0 635.56 66.2 88.6 Jacksonville 1 446 527.16 65.3% 344.37 122.1 749.99 33.5 45.8 New York 2 2,486 333.65 72.8% 242.88 313.9 345.93 (1.2) 72.8 Phoenix 3 1,545 392.52 70.3% 275.96 352.8 625.68 106.1 140.7 Florida Gulf Coast 3 941 394.84 73.7% 291.11 198.5 577.93 51.7 73.4 Orlando 2 2,448 410.76 63.8% 262.20 454.6 508.78 111.2 162.8 Los Angeles/Orange County 3 1,067 288.81 79.4% 229.44 131.5 337.54 17.8 30.7 San Diego 3 3,294 272.28 74.6% 203.24 445.6 371.28 97.1 158.2 Boston 2 1,496 244.35 58.5% 142.90 105.7 193.67 19.8 36.4 Washington, D.C. (CBD) 5 3,240 259.57 61.7% 160.13 272.7 230.71 46.7 81.5 Philadelphia 2 810 218.52 80.6% 176.19 79.8 270.04 14.1 24.3 Austin 2 767 271.65 69.5% 188.91 90.8 324.19 15.9 33.1 Northern Virginia 2 916 219.41 65.6% 143.96 76.0 227.21 10.5 20.1 Chicago 3 1,562 240.66 65.1% 156.57 123.9 217.31 15.6 34.1 San Francisco/San Jose 6 4,162 230.88 63.0% 145.42 321.9 211.87 (3.4) 62.7 Seattle 2 1,315 229.92 62.4% 143.52 90.5 188.58 2.6 16.0 Atlanta 2 810 181.81 72.2% 131.35 60.9 205.87 10.5 19.2 Houston 5 1,942 182.97 63.8% 116.73 116.1 163.85 13.1 34.1 New Orleans 1 1,333 200.59 66.2% 132.74 96.4 198.18 23.7 33.5 San Antonio 2 1,512 199.52 66.3% 132.30 113.7 206.09 19.2 36.1 Denver 3 1,340 182.33 61.9% 112.85 80.0 163.64 15.7 26.6 Other 10 3,061 320.85 60.7% 194.89 332.0 294.37 46.1 97.6 Other property level (1) 0.8 (0.2) (0.2) Domestic 70 39,532 299.40 66.8% 199.90 4,701.6 325.31 844.4 1,498.6 International 5 1,499 162.33 55.1% 89.51 71.3 130.24 12.1 20.9 All Locations - comparable hotels 75 41,031 $ 295.24 66.3% $ 195.87 $ 4,772.9 $ 318.25 $ 856.5 $ 1,519.5 Non-comparable hotels 2 936 146.2 15.5 44.5 Severance at hotel properties — — (1.7) Property transaction adjustments (2) (11.7) — (22.8) Gain on sale of property and corporate level income/expense (3) — (229.0) (50.6) Total 77 41,967 — — — $ 4,907.4 — $ 643.0 $ 1,488.9 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. (3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.” Refer to the table below for reconciliation of net income to EBITDA by location.

© Host Hotels & Resorts, Inc. Year ended December 31, 2022 Location No. of Properties No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Plus: Severance at hotel properties Plus: Property Transaction Adjustments Equals: Hotel EBITDA Maui/Oahu 4 2,006 $ 112.1 $ 58.3 $ — $ — $ 0.1 $ — $ 170.5 Miami 2 1,033 66.2 24.1 — — — (1.7) 88.6 Jacksonville 1 446 33.5 12.3 — — — — 45.8 New York 2 2,486 (1.2) 60.2 — — 1.6 12.2 72.8 Phoenix 3 1,545 106.1 43.2 — — — (8.6) 140.7 Florida Gulf Coast 3 941 51.7 21.7 — — — — 73.4 Orlando 2 2,448 111.2 51.6 — — — — 162.8 Los Angeles/Orange County 3 1,067 17.8 12.9 — — — — 30.7 San Diego 3 3,294 97.1 61.1 — — — — 158.2 Boston 2 1,496 19.8 14.8 — — — 1.8 36.4 Washington, D.C. (CBD) 5 3,240 46.7 34.8 — — — — 81.5 Philadelphia 2 810 14.1 10.2 — — — — 24.3 Austin 2 767 15.9 12.5 4.7 — — — 33.1 Northern Virginia 2 916 10.5 9.6 — — — — 20.1 Chicago 3 1,562 15.6 19.6 — — — (1.1) 34.1 San Francisco/San Jose 6 4,162 (3.4) 66.1 — — — — 62.7 Seattle 2 1,315 2.6 13.4 — — — — 16.0 Atlanta 2 810 10.5 8.7 — — — — 19.2 Houston 5 1,942 13.1 21.0 — — — — 34.1 New Orleans 1 1,333 23.7 9.8 — — — — 33.5 San Antonio 2 1,512 19.2 16.9 — — — — 36.1 Denver 3 1,340 15.7 10.9 — — — — 26.6 Other 10 3,061 46.1 31.3 — — — 20.2 97.6 Other property level (1) (0.2) — — — — — (0.2) Domestic 70 39,532 844.4 625.0 4.7 — 1.7 22.8 1,498.6 International 5 1,499 12.1 8.8 — — — — 20.9 All Locations - comparable hotels 75 41,031 $ 856.5 $ 633.8 $ 4.7 $ — $ 1.7 $ 22.8 $ 1,519.5 Non-comparable hotels 2 936 15.5 29.0 — — — — 44.5 Severance at hotel properties — — — — (1.7) — (1.7) Property transaction adjustments (2) — — — — — (22.8) (22.8) Gain on sale of property and corporate level income/expense (3) (229.0) 1.3 151.4 25.7 — — (50.6) Total 77 41,967 $ 643.0 $ 664.1 $ 156.1 $ 25.7 $ — $ — $ 1,488.9 Comparable Hotel Results by Location (unaudited, in millions, except hotel statistics and per room basis) 15 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of the reporting date, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of the reporting date. (3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected in “gain on sale of property and corporate level income/expense.”

© Host Hotels & Resorts, Inc. Top 40 Hotels by Total RevPAR for Year Ended December 31, 2023 (unaudited, in millions, except hotel statistics and per room basis) 16 Year ended December 31, 2023 Hotel Location No. of Rooms Average Room Rate Average Occupancy Percentage RevPAR Total revenues Total Revenues per Available Room Hotel Net Income (Loss) Hotel EBITDA (1) 1 Alila Ventana Big Sur Other Domestic 59 $ 1,763.45 87.2% $ 1,537.36 $ 45.1 $ 2,288.92 $ 9.5 $ 14.7 2 Four Seasons Resort and Residences Jackson Hole Other Domestic 125 1,571.33 53.6% 841.59 81.7 1,443.63 8.5 20.2 3 Four Seasons Resort Orlando at Walt Disney World® Resort Orlando 444 1,251.15 60.5% 757.13 193.7 1,195.32 34.2 54.5 4 1 Hotel South Beach Miami 433 916.63 68.8% 630.40 194.6 1,143.88 39.9 60.3 5 Andaz Maui at Wailea Resort Maui/Oahu 320 896.04 62.6% 561.16 100.2 857.65 16.1 28.6 6 The Phoenician, A Luxury Collection Resort, Scottsdale Phoenix 645 524.82 70.2% 368.19 198.4 842.94 49.3 73.9 7 The Ritz-Carlton, Amelia Island Jacksonville 446 503.57 69.9% 351.80 127.6 784.10 34.1 46.2 8 Fairmont Kea Lani, Maui Maui/Oahu 450 962.45 54.2% 521.86 121.7 741.06 18.4 43.5 9 The Don Cesar Florida Gulf Coast 348 438.05 73.3% 321.03 81.3 639.70 21.3 33.9 10 The Ritz-Carlton Naples, Tiburón Florida Gulf Coast 295 537.70 61.6% 331.16 69.6 646.65 13.6 20.6 11 Hyatt Regency Maui Resort and Spa Maui/Oahu 810 546.16 76.5% 417.96 182.4 616.85 46.2 70.3 12 Baker's Cay Resort Key Largo, Curio Collection by Hilton Other Domestic 200 446.36 81.9% 365.59 42.2 577.65 9.6 14.5 13 The Westin Kierland Resort & Spa Phoenix 735 330.62 71.5% 236.31 148.7 554.32 45.5 58.3 14 The Ritz-Carlton, Marina del Rey Los Angeles/Orange County 304 415.37 82.3% 341.82 60.2 542.38 10.0 13.2 15 Marriott Marquis San Diego Marina San Diego 1,366 294.44 80.0% 235.56 227.0 455.53 49.1 79.1 16 New York Marriott Marquis New York 1,971 359.07 85.2% 305.78 322.9 448.85 39.4 81.2 17 Coronado Island Marriott Resort & Spa San Diego 300 317.88 78.8% 250.36 46.7 426.12 7.9 13.7 18 Hyatt Regency Coconut Point Resort and Spa(3) Florida Gulf Coast 462 269.04 69.5% 186.90 68.9 408.66 14.1 27.1 19 The Ritz-Carlton, Naples(3) Florida Gulf Coast 474 685.99 27.9% 191.45 65.9 391.68 32.7 66.4 20 Manchester Grand Hyatt San Diego San Diego 1,628 264.80 77.0% 203.97 224.4 377.62 48.5 74.7 21 Orlando World Center Marriott Orlando 2,004 217.68 69.6% 151.48 272.0 371.91 56.2 88.7 22 The Ritz-Carlton, Tysons Corner Northern Virginia 398 295.72 73.1% 216.11 53.8 370.62 5.6 11.8 23 JW Marriott Washington, D.C. Washington, D.C. (CBD) 777 311.25 80.7% 251.11 102.9 362.74 28.3 34.6 24 The Alida, Savannah, a Tribute Portfolio Hotel Other Domestic 173 264.88 76.2% 201.91 22.5 354.91 1.8 5.4 25 The Logan Philadelphia, Curio Collection by Hilton Philadelphia 391 249.67 74.4% 185.74 50.2 351.26 9.3 16.6 26 Marina del Rey Marriott Los Angeles/Orange County 370 283.69 86.4% 245.11 44.1 326.91 7.8 13.0 27 San Francisco Marriott Marquis San Francisco/San Jose 1,500 297.41 68.5% 203.69 177.1 323.44 15.3 43.9 28 Hotel Van Zandt Austin 319 303.54 57.7% 175.23 36.5 313.55 (1.8) 9.6 29 Hyatt Regency Austin Austin 448 249.51 71.4% 178.05 50.6 309.62 11.7 17.3 30 Boston Marriott Copley Place Boston 1,145 273.71 83.0% 227.20 125.2 299.55 26.7 42.1 31 Grand Hyatt Washington Washington, D.C. (CBD) 897 262.23 71.9% 188.47 97.9 298.98 18.3 31.3 32 The Westin Chicago River North Chicago 445 287.06 69.9% 200.63 45.1 277.88 5.3 11.8 33 New York Marriott Downtown New York 515 309.65 73.4% 227.34 51.1 272.10 3.9 11.3 34 Tampa Airport Marriott Florida Gulf Coast 298 227.71 81.6% 185.88 27.9 256.42 5.3 6.6 35 The St. Regis Houston Houston 232 336.87 47.5% 160.14 21.4 252.57 2.7 4.4 36 The Westin South Coast Plaza, Costa Mesa Los Angeles/Orange County 393 222.64 76.9% 171.32 36.2 252.54 1.6 5.7 37 Marriott Downtown at CF Toronto Eaton Centre International 461 248.20 75.7% 187.97 41.8 248.69 11.7 14.8 38 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 224.78 83.6% 187.93 25.2 242.36 (1.5) 0.9 39 Swissôtel Chicago Chicago 662 217.76 64.0% 139.41 57.7 238.75 12.2 19.1 40 Hyatt Regency Washington on Capitol Hill Washington, D.C. (CBD) 838 259.86 60.4% 156.83 72.5 237.11 11.8 19.4 Total Top 40 24,366 364.33 72.4% 263.84 4,014.9 450.63 780.1 1,303.2 Remaining 37 hotels 17,601 207.87 66.5% 138.25 1,288.4 200.48 170.2 346.0 Other Property Level (2) 0.6 0.3 0.3 Gain on sale of property, sold property operations and corporate level income/expense 6.8 (198.9) (17.9) Total 41,967 — — — $ 5,310.7 — $ 751.7 $ 1,631.6 (1) Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in “gain on sale of property, sold property operations and corporate level income/expense”. Refer to the table below for a reconciliation of net income (loss) to Hotel EBITDA. The total represents the Company's EBITDAre, as defined in the Notes to Supplemental Financial Information. (2) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (3) 2023 Hotel EBITDA for the Hyatt Regency Coconut Point and Spa and The Ritz-Carlton, Naples include $9 million and $66 million of business interruption proceeds, respectively.

© Host Hotels & Resorts, Inc. Year ended December 31, 2023 Location Location No. of Rooms Hotel Net Income (Loss) Plus: Depreciation Plus: Interest Expense Plus: Income Tax Less: Gain on dispositions Plus: Equity Investment Equals: Hotel EBITDA 1 Alila Ventana Big Sur Other Domestic 59 $ 9.5 $ 5.2 $ — $ — $ — $ — $ 14.7 2 Four Seasons Resort and Residences Jackson Hole Other Domestic 125 8.5 11.7 — — — — 20.2 3 Four Seasons Resort Orlando at Walt Disney World® Resort Orlando 444 34.2 20.3 — — — — 54.5 4 1 Hotel South Beach Miami 433 39.9 20.4 — — — — 60.3 5 Andaz Maui at Wailea Resort Maui/Oahu 320 16.1 12.5 — — — — 28.6 6 The Phoenician, A Luxury Collection Resort, Scottsdale Phoenix 645 49.3 24.6 — — — — 73.9 7 The Ritz-Carlton, Amelia Island Jacksonville 446 34.1 12.1 — — — — 46.2 8 Fairmont Kea Lani, Maui Maui/Oahu 450 18.4 25.1 — — — — 43.5 9 The Don Cesar Florida Gulf Coast 348 21.3 12.6 — — — — 33.9 10 The Ritz-Carlton Naples, Tiburón Florida Gulf Coast 295 13.6 7.0 — — — — 20.6 11 Hyatt Regency Maui Resort and Spa Maui/Oahu 810 46.2 24.1 — — — — 70.3 12 Baker's Cay Resort Key Largo, Curio Collection by Hilton Other Domestic 200 9.6 4.9 — — — — 14.5 13 The Westin Kierland Resort & Spa Phoenix 735 45.5 12.8 — — — — 58.3 14 The Ritz-Carlton, Marina del Rey Los Angeles/Orange County 304 10.0 3.2 — — — — 13.2 15 Marriott Marquis San Diego Marina San Diego 1,366 49.1 30.0 — — — — 79.1 16 New York Marriott Marquis New York 1,971 39.4 41.8 — — — — 81.2 17 Coronado Island Marriott Resort & Spa San Diego 300 7.9 5.8 — — — — 13.7 18 Hyatt Regency Coconut Point Resort and Spa(2) Florida Gulf Coast 462 14.1 13.0 — — — — 27.1 19 The Ritz-Carlton, Naples(2) Florida Gulf Coast 474 32.7 33.7 — — — — 66.4 20 Manchester Grand Hyatt San Diego San Diego 1,628 48.5 26.2 — — — — 74.7 21 Orlando World Center Marriott Orlando 2,004 56.2 32.5 — — — — 88.7 22 The Ritz-Carlton, Tysons Corner Northern Virginia 398 5.6 6.2 — — — — 11.8 23 JW Marriott Washington, D.C. Washington, D.C. (CBD) 777 28.3 6.3 — — — — 34.6 24 The Alida, Savannah, a Tribute Portfolio Hotel Other Domestic 173 1.8 3.6 — — — — 5.4 25 The Logan Philadelphia, Curio Collection by Hilton Philadelphia 391 9.3 7.3 — — — — 16.6 26 Marina del Rey Marriott Los Angeles/Orange County 370 7.8 5.2 — — — — 13.0 27 San Francisco Marriott Marquis San Francisco/San Jose 1,500 15.3 28.6 — — — — 43.9 28 Hotel Van Zandt Austin 319 (1.8) 7.3 4.1 — — — 9.6 29 Hyatt Regency Austin Austin 448 11.7 5.6 — — — — 17.3 30 Boston Marriott Copley Place Boston 1,145 26.7 15.4 — — — — 42.1 31 Grand Hyatt Washington Washington, D.C. (CBD) 897 18.3 13.0 — — — — 31.3 32 The Westin Chicago River North Chicago 445 5.3 6.5 — — — — 11.8 33 New York Marriott Downtown New York 515 3.9 7.4 — — — — 11.3 34 Tampa Airport Marriott Florida Gulf Coast 298 5.3 1.3 — — — — 6.6 35 The St. Regis Houston Houston 232 2.7 1.7 — — — — 4.4 36 The Westin South Coast Plaza, Costa Mesa Los Angeles/Orange County 393 1.6 4.1 — — — — 5.7 37 Marriott Downtown at CF Toronto Eaton Centre International 461 11.7 3.1 — — — — 14.8 38 San Francisco Marriott Fisherman's Wharf San Francisco/San Jose 285 (1.5) 2.4 — — — — 0.9 39 Swissôtel Chicago Chicago 662 12.2 6.9 — — — — 19.1 40 Hyatt Regency Washington on Capitol Hill Washington, D.C. (CBD) 838 11.8 7.6 — — — — 19.4 Total Top 40 24,366 780.1 519.0 4.1 — — — 1,303.2 Remaining 37 hotels 17,601 170.2 175.8 — — — — 346.0 Other Property Level (1) 0.3 — — — — — 0.3 Gain on sale of property, sold property operations and corporate level income/expense (198.9) 1.8 187.1 36.3 (70.4) 26.2 (17.9) Total 41,967 $ 751.7 $ 696.6 $ 191.2 $ 36.3 $ (70.4) $ 26.2 $ 1,631.6 Top 40 Hotels by Total RevPAR Reconciliation from Hotel Net Income (Loss) to Hotel EBITDA and EBITDAre (unaudited, in millions, except hotel statistics and per room basis) 17 (1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases. (2) 2023 Hotel EBITDA for the Hyatt Regency Coconut Point and Spa and The Ritz-Carlton, Naples include $9 million and $66 million of business interruption proceeds, respectively.

© Host Hotels & Resorts, Inc. Historical Comparable Hotel Results (unaudited, in millions, except hotel statistics) 18 Historical Comparable Hotel Metrics (1) Historical Comparable Hotel Revenues (1)(2) Three Months Ended Full Year Three Months Ended Full Year Three Months Ended Full Year March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2023 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 December 31, 2022 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 December 31, 2019 Number of hotels 75 75 75 75 75 75 75 75 75 75 73 73 73 73 73 Number of rooms 41,031 41,031 41,031 41,031 41,031 41,031 41,031 41,031 41,031 41,031 40,643 40,643 40,643 40,643 40,643 Comparable hotel RevPAR $ 217.77 $ 225.12 $ 201.32 $ 202.92 $ 211.71 $ 166.12 $ 219.23 $ 197.76 $ 199.97 $ 195.87 $ 202.83 $ 211.88 $ 192.81 $ 194.32 $ 200.42 Comparable hotel occupancy 68.4% 74.2% 71.8% 67.2% 70.4% 54.4% 74.0% 70.3% 66.5% 66.3% 76.3% 81.9% 80.0% 75.6% 78.5% Comparable hotel ADR $ 318.49 $ 303.29 $ 280.24 $ 301.84 $ 300.66 $ 305.60 $ 296.18 $ 281.27 $ 300.71 $ 295.24 $ 265.90 $ 258.56 $ 240.91 $ 256.94 $ 255.39 Three Months Ended Full Year Three Months Ended Full Year Three Months Ended Full Year March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2023 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 December 31, 2022 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 December 31, 2019 Total revenues $ 1,381 $ 1,393 $ 1,214 $ 1,323 $ 5,311 $ 1,074 $ 1,381 $ 1,189 $ 1,263 $ 4,907 $ 1,390 $ 1,483 $ 1,262 $ 1,334 $ 5,469 Add: Revenues from asset acquisitions — — — — — 34 4 30 4 72 128 91 90 92 401 Less: Revenues from asset dispositions (7) — — — (7) (32) (15) (6) (7) (60) (230) (251) (205) (180) (866) Less: Revenues from non- comparable hotels (21) (18) (33) (63) $ (135) (66) (46) (25) (9) (146) (74) (48) (28) (48) (198) Comparable hotel revenues $ 1,353 $ 1,375 $ 1,181 $ 1,260 $ 5,169 $ 1,010 $ 1,324 $ 1,188 $ 1,251 $ 4,773 $ 1,214 $ 1,275 $ 1,119 $ 1,198 $ 4,806

© Host Hotels & Resorts, Inc. Historical Comparable Hotel Results (unaudited, in millions, except hotel statistics) 19 Three Months Ended Full Year Three Months Ended Full Year Three Months Ended Full Year March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 December 31, 2023 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 December 31, 2022 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 December 31, 2019 Net income (loss) $ 291 $ 214 $ 113 $ 134 $ 752 $ 118 $ 260 $ 116 $ 149 $ 643 $ 189 $ 290 $ 372 $ 81 $ 932 Depreciation and amortization 169 168 174 186 697 172 162 164 166 664 170 166 165 175 676 Interest expense 49 45 48 49 191 36 37 40 43 156 43 43 46 90 222 Provision (benefit) for income taxes (2) 14 15 9 36 (16) 39 6 (3) 26 2 16 4 8 30 Gain on sale of property and corporate level income/ expense (59) 6 10 20 (23) 7 10 15 18 51 11 (44) (263) 13 (283) Severance expense at hotel properties — — — — — 2 — — — 2 — — — — — Property transaction adjustments (3) — — — (3) 19 (3) 8 (1) 23 (10) (46) (25) (15) (96) Non- comparable hotel results, net (6) 2 (46) (43) (93) (33) (15) — 3 (45) (32) (13) (2) (15) (62) Comparable hotel EBITDA $ 439 $ 449 $ 314 $ 355 $ 1,557 $ 305 $ 490 $ 349 $ 375 $ 1,520 $ 373 $ 412 $ 297 $ 337 $ 1,419 Historical Comparable Hotel EBITDA (1) (2) (1) Comparable hotel results represent adjustments for the following items: (i) to remove the results of operations of our hotels sold or held-for-sale as of December 31, 2023, which operations are included in our condensed consolidated statements of operations as continuing operations, (ii) to include the results for periods prior to our ownership for hotels acquired as of December 31, 2023 and (iii) to remove the results of our non-comparable hotels. The AC Hotel Scottsdale North is a new development hotel that opened in January 2021 and The Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.  (2) Comparable hotel revenues and comparable hotel EBITDA are non-GAAP financial  measures within the meaning of the rules of the Securities and Exchange commission. See the Notes to Supplemental Financial Information for discussion of these non-GAAP measures.

© Host Hotels & Resorts, Inc. Comparable Hotel Results 2024 Forecast (unaudited, in millions, except hotel statistics) 20 (1) See "Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2024 Forecasts" for other forecast assumptions. Forecast presented assumes the midpoint of our comparable hotel RevPAR guidance of a 4% increase to 2023. Forecast comparable hotel results include 76 hotels (of our 77 hotels owned at December 31, 2023) that we have assumed will be classified as comparable as of December 31, 2024. See “Comparable Hotel Operating Statistics and Results” in the Notes to Supplemental Financial Information. No assurances can be made as to the hotels that will be in the comparable hotel set for 2024. (2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2023, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations, and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2023. The AC Hotel Scottsdale North is a new development hotel that opened in January 2021 and The Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings. (3) Non-comparable hotel results, net, includes the following items: (i) the results of operations of our non-comparable hotels, which operations are included in our consolidated statements of operations as continuing operations, and (ii) gains on business interruption proceeds relating to events that occurred while the hotels were classified as non-comparable.  The following are expected to be non- comparable for full year 2024: • The Ritz-Carlton, Naples (business disruption due to Hurricane Ian beginning in September 2022, reopened in July 2023). • Sales and marketing expenses related to the development and sale of condominium units on a development parcel adjacent to Four Seasons Resort Orlando at Walt Disney World® Resort. (4) Profit margins are calculated by dividing the applicable operating profit by the related revenue amount. GAAP profit margins are calculated using amounts presented in the unaudited condensed consolidated statements of operations. Comparable hotel margins are calculated using amounts presented in the following tables, which include reconciliations to the applicable GAAP results: 2024 Comparable Hotel Set 2024 Forecast(1) 2023 2019 Number of hotels 76 76 74 Number of rooms 41,500 41,500 41,112 Comparable hotel Total RevPAR $ 360.22 $ 345.35 $ 324.26 Comparable hotel RevPAR $ 219.89 $ 211.44 $ 200.07 Operating profit margin⁽⁴⁾ 15.8% 15.6% 14.6% Comparable hotel EBITDA margin⁽⁴⁾ 29.3% 30.1% 29.5% Food and beverage profit margin⁽⁴⁾ 34.3% 34.1% 32.0% Comparable hotel food and beverage profit margin⁽⁴⁾ 34.6% 34.5% 33.4% Net income $ 751 $ 752 $ 932 Depreciation and amortization 699 697 676 Interest expense 174 191 222 Provision for income taxes 23 36 30 Gain on sale of property and corporate level income/expense 22 (23) (283) Property transaction adjustments⁽²⁾ — (3) (96) Non-comparable hotel results, net⁽³⁾ (64) (74) (45) Comparable hotel EBITDA $ 1,605 $ 1,576 $ 1,436

© Host Hotels & Resorts, Inc. Comparable Hotel Results 2024 Forecast (cont.) (unaudited, in millions) 21 Forecast Year ended December 31, 2024 Year ended December 31, 2023 Year ended December 31, 2019 Adjustments Adjustments Adjustments GAAP Results Non- comparable hotel results, net Depreciation and corporate level items Comparable hotel Results GAAP Results Property transaction adjustments Non- comparable hotel results, net Depreciation and corporate level items Comparable hotel Results GAAP Results Property transaction adjustments Non- comparable hotel results, net Depreciation and corporate level items Comparable hotel Results Revenues Room $ 3,437 $ (93) $ — $ 3,344 $ 3,244 $ (5) $ (32) $ — $ 3,207 $ 3,431 $ (363) $ (66) $ — $ 3,002 Food and beverage 1,709 (73) — 1,636 1,582 (2) (27) — 1,553 1,647 (95) (55) — 1,497 Other 518 (19) — 499 485 — (7) — 478 391 (7) (17) — 367 Total revenues 5,664 (185) — 5,479 5,311 (7) (66) — 5,238 5,469 (465) (138) — $ 4,866 Expenses Room 834 (17) — 817 787 (1) (9) — 777 873 (125) (13) — 735 Food and beverage 1,122 (52) — 1,070 1,042 (1) (24) — 1,017 1,120 (84) (40) — 996 Other 2,049 (62) — 1,987 1,912 (2) (34) — 1,876 1,899 (160) (40) — 1,699 Depreciation and amortization 699 — (699) — 697 — — (697) — 676 — — (676) — Corporate and other expenses 117 — (117) — 132 — — (132) — 107 — — (107) — Gain on insurance settlements (50) 10 40 — (86) — 75 3 (8) (5) — — 5 — Total expenses 4,771 (121) (776) 3,874 4,484 (4) 8 (826) 3,662 4,670 (369) (93) (778) 3,430 Operating Profit - Comparable hotel EBITDA $ 893 $ (64) $ 776 $ 1,605 $ 827 $ (3) $ (74) $ 826 $ 1,576 $ 799 $ (96) $ (45) $ 778 $ 1,436 Net Income Plus: Depreciation Plus: Interest Expense Plus: Income Tax Equals: Hotel EBITDA $ 12 $ 48 $ — $ — $ 60 Forecast non-comparable hotel results, net includes the results of The Ritz-Carlton, Naples. The following table reconciles net income to Hotel EBITDA based on the expected 2024 results of the property (in millions):

© Host Hotels & Resorts, Inc. Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2024 Forecasts (1) (unaudited, in millions, except per share amounts) 22 (1) The Forecasts are based on the below assumptions: • Comparable hotel RevPAR will increase at the midpoint of our guidance of 4% compared to 2023. • Comparable hotel EBITDA margins will decrease 80 basis points compared to 2023. • We expect to spend approximately $500 million to $605 million on capital expenditures. • Assumes no acquisitions and no dispositions during the year. • Assumes $10 million of gains from business interruption proceeds expected to be received in 2024 related to Hurricane Ian. Also includes an additional $40 million of expected insurance proceeds that would result in a gain on property insurance settlement. For a discussion of items that may affect forecast results, see the Notes to Supplemental Financial Information. Full Year 2024 Mid-point Net income $ 751 Less: Net income attributable to non-controlling interests (11) Net income attributable to Host Inc. 740 Adjustments: Gain on property insurance settlement (40) Depreciation and amortization 697 Equity investment adjustments: Equity in earnings of affiliates (12) Pro rata FFO of equity investments 25 Consolidated partnership adjustments: FFO adjustment for non-controlling partnerships (1) FFO adjustment for non-controlling interests of Host LP (9) NAREIT and Adjusted FFO $ 1,400 Diluted weighted average shares outstanding - EPS, NAREIT FFO and Adjusted FFO 707.3 Diluted earnings per common share $ 1.05 NAREIT and Adjusted FFO per diluted share $ 1.98 Full Year 2024 Mid-point Net income $ 751 Interest expense 174 Depreciation and amortization 699 Income taxes 23 EBITDA 1,647 Equity investment adjustments: Equity in earnings of affiliates (12) Pro rata EBITDAre of equity investments 40 EBITDAre 1,675 Adjustments to EBITDAre: Gain on property insurance settlement (40) Adjusted EBITDAre $ 1,635

© Host Hotels & Resorts, Inc. Ground Lease Summary as of December 31, 2023 23 As of December 31, 2023 No. of rooms Lessor Institution Type Minimum rent Current expiration Expiration after all potential options (1) 1 Boston Marriott Copley Place 1,145 Public N/A (2) 12/13/2077 12/13/2077 2 Coronado Island Marriott Resort & Spa 300 Public 1,378,850 10/31/2062 10/31/2078 3 Denver Marriott West 305 Private 160,000 12/28/2028 12/28/2058 4 Houston Airport Marriott at George Bush Intercontinental 573 Public 1,560,000 10/31/2053 10/31/2053 5 Houston Marriott Medical Center/Museum District 398 Non-Profit 160,000 12/28/2029 12/28/2059 6 Manchester Grand Hyatt San Diego 1,628 Public 6,600,000 5/31/2067 5/31/2083 7 Marina del Rey Marriott 370 Public 1,991,076 3/31/2043 3/31/2043 8 Marriott Downtown at CF Toronto Eaton Centre 461 Non-Profit 377,550 9/20/2082 9/20/2082 9 Marriott Marquis San Diego Marina 1,366 Public 7,650,541 11/30/2061 11/30/2083 10 Newark Liberty International Airport Marriott 591 Public 2,576,119 12/31/2055 12/31/2055 11 Philadelphia Airport Marriott 419 Public 1,460,676 6/29/2045 6/29/2045 12 San Antonio Marriott Rivercenter 1,000 Private 700,000 12/31/2033 12/31/2063 13 San Francisco Marriott Marquis 1,500 Public 1,500,000 8/25/2046 8/25/2076 14 Santa Clara Marriott 766 Private 100,025 11/30/2028 11/30/2058 15 Tampa Airport Marriott 298 Public 1,463,770 12/31/2043 12/31/2043 16 The Ritz-Carlton, Marina del Rey 304 Public 2,078,916 7/29/2067 7/29/2067 17 The Ritz-Carlton, Tysons Corner 398 Private 1,043,459 6/30/2112 6/30/2112 18 The Westin Cincinnati 456 Public 100,000 6/30/2045 6/30/2075 (3) 19 The Westin South Coast Plaza, Costa Mesa 393 Private 178,160 9/30/2025 9/30/2025 Weighted average remaining lease term (assuming all extension options) 50 years Percentage of leases (based on room count) with Public/Private/Non-Profit lessors 71%/22%/7% (1) Exercise of Host’s option to extend is subject to certain conditions, including the existence of no defaults and subject to any applicable rent escalation or rent re-negotiation provisions. (2) All rental payments have been previously paid and no further rental payments are required for the remainder of the lease term.  (3) No renewal term in the event the Lessor determines to discontinue use of building as a hotel.

SAN FRANCISCO MARRIOTT MARQUIS OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

© Host Hotels & Resorts, Inc. Comparative Capitalization (in millions, except security pricing and per share amounts) 25 (1) Each OP Unit is redeemable for cash or, at our option, for 1.021494 common shares of Host Inc. At December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022, there were 9.5 million, 9.6 million, 9.8 million, 9.9 million, and 10.0 million in common OP Units, respectively, held by non-controlling interests. (2) Share prices are the closing price as reported by the NASDAQ. (3) Market value of common equity is calculated as the number of common shares outstanding including assumption of conversion of OP units multiplied the closing share price on that day. As of As of As of As of As of December 31, September 30, June 30, March 31, December 31, Shares/Units 2023 2023 2023 2023 2022 Common shares outstanding 703.6 705.4 711.4 711.2 713.4 Common shares outstanding assuming conversion of OP Units (1) 713.3 715.2 721.4 721.3 723.6 Preferred OP Units outstanding 0.01 0.01 0.01 0.01 0.01 Security pricing Common stock at end of quarter (2) $ 19.47 $ 16.07 $ 16.83 $ 16.49 $ 16.05 High during quarter 20.17 18.40 17.83 19.23 18.94 Low during quarter 15.05 15.44 15.80 14.86 15.81 Capitalization Market value of common equity (3) $ 13,888 $ 11,493 $ 12,141 $ 11,894 $ 11,614 Consolidated debt 4,209 4,212 4,210 4,208 4,215 Less: Cash (1,144) (916) (802) (563) (667) Consolidated total capitalization 16,953 14,789 15,549 15,539 15,162 Plus: Share of debt in unconsolidated investments 208 202 183 199 205 Pro rata total capitalization $ 17,161 14,991 15,732 15,738 15,367 Quarter ended Quarter ended Quarter ended Quarter ended Quarter ended December 31, September 30, June 30, March 31, December 31, 2023 2023 2023 2023 2022 Dividends declared per common share $ 0.45 $ 0.18 $ 0.15 $ 0.12 $ 0.32

© Host Hotels & Resorts, Inc. Consolidated Debt Summary 26 (in millions) (1) There are no outstanding credit facility borrowings at December 31, 2023 and 2022. Amount shown represents deferred financing costs related to the credit facility revolver. (2) In accordance with GAAP, total debt includes the debt of entities that we consolidate, but of which we do not own 100%, and excludes the debt of entities that we do not consolidate, but of which we have a non-controlling ownership interest and record our investment therein under the equity method of accounting. As of December 31, 2023, our share of debt in unconsolidated investments is $208 million and none of our debt is attributable to non-controlling interests. (3) Total debt as of December 31, 2023 and December 31, 2022, includes net discounts and deferred financing costs of $39 million and $40 million, respectively. Debt Senior debt Rate Maturity date December 31, 2023 December 31, 2022 Series E 4% 6/2025 $ 499 $ 499 Series F 4 ½% 2/2026 399 399 Series G 3 ⅞% 4/2024 400 399 Series H 3 ⅜% 12/2029 643 642 Series I 3 ½% 9/2030 738 736 Series J 2.9% 12/2031 441 440 2027 Credit facility term loan 6.4% 1/2027 499 499 2028 Credit facility term loan 6.4% 1/2028 498 499 Credit facility revolver (1) —% 1/2027 (8) (4) 4,109 4,109 Mortgage and other debt Mortgage and other debt 4.67% 11/2027 100 106 Total debt(2)(3) $ 4,209 $ 4,215 Percentage of fixed rate debt 76% 76% Weighted average interest rate 4.5% 4.4% Weighted average debt maturity 4.2 years 5.2 years Credit Facility Total capacity $ 1,500 Available capacity 1,495 Consolidated assets encumbered by mortgage debt 1

© Host Hotels & Resorts, Inc. Consolidated Debt Maturity as of December 31, 2023 27 (1) The first term loan under our credit facility that is due in 2027 has an extension option that would extend maturity of the instrument to 2028, subject to meeting certain conditions, including payment of a fee. The second term loan tranche that is due in 2028 does not have an extension option. (2) Mortgage and other debt excludes principal amortization of $2 million each year from 2024-2027 for the mortgage loan that matures in 2027. D eb t B al an ce (i n M ill io ns ) 400 500 400 650 750 450 500 500 90 Senior Notes Term Loan (1) Mortgage and Other Debt (2) 2024 2025 2026 2027 2028 2029 2030 2031 $0 $250 $500 $750 $1,000

1 HOTEL SOUTH BEACH OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

© Host Hotels & Resorts, Inc. Financial Covenants: Credit Facility and Senior Notes Financial Performance Tests 29 (unaudited, in millions, except ratios) Covenant ratios are calculated using Host’s credit facility and senior notes definitions. See the subsequent pages for a reconciliation of the equivalent GAAP measure. The GAAP ratio is not relevant for the purpose of the financial covenants. The following tables present the financial performance tests for our credit facility and senior notes as of: (1) If the leverage ratio is greater than 7.0x, then the unsecured interest coverage ratio minimum will decrease to 1.50x. (2) The GAAP ratio is based on net income, while the covenant ratio is based on EBITDA. See subsequent pages for a reconciliation of net income to EBITDA. On January 4, 2023, we amended our Credit Facility agreement. The covenant requirements are consistent with previous amendment covenant levels: Leverage Ratio Maximum 7.25x Fixed Charge Coverage Ratio Minimum 1.25x Unsecured Interest Coverage Ratio Minimum 1.75x (1) December 31, 2023 Credit Facility Financial Performance Tests Permitted GAAP Ratio Covenant Ratio Leverage Ratio Maximum 7.25x 5.6x 1.9x Unsecured Interest Coverage Ratio Minimum 1.75x(1) 3.9x 8.8x Consolidated Fixed Charge Coverage Ratio Minimum 1.25x 3.9x 6.7x December 31, 2023 Bond Compliance Financial Performance Tests Permitted GAAP Ratio Covenant Ratio Indebtedness Test Maximum 65% 34% 20% Secured Indebtedness Test Maximum 40% <1% <1% EBITDA-to-interest Coverage ratio (2) Minimum 1.5x 3.9x 8.6x Ratio of Unencumbered Assets to Unsecured Indebtedness Minimum 150% 291% 496%

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio 30 (unaudited, in millions, except ratios) (1) The following presents the reconciliation of debt to net debt per our credit facility definition: (2) The following presents the reconciliation of net income to EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted EBITDA per our credit facility definition in determining leverage ratio: The following tables present the calculation of our leverage ratio using GAAP measures and as used in the financial covenants of the credit facility: GAAP Leverage Ratio Year ended December 31, 2023 Debt $ 4,209 Net income 752 GAAP Leverage Ratio 5.6x Leverage Ratio per Credit Facility Year ended December 31, 2023 Net debt (1) $ 3,166 Adjusted Credit Facility EBITDA (2) 1,629 Leverage Ratio 1.9x December 31, 2023 Debt $ 4,209 Less: Unrestricted cash over $100 million (1,043) Net debt per credit facility definition $ 3,166 Year ended December 31, 2023 Net income $ 752 Interest expense 191 Depreciation and amortization 697 Income taxes 36 EBITDA 1,676 Gain on dispositions (70) Equity in earnings of affiliates (6) Pro rata EBITDAre of equity investments 32 EBITDAre 1,632 Gain on property insurance settlement (3) Adjusted EBITDAre 1,629 Pro forma EBITDA - Dispositions (28) Restricted stock expense and other non-cash items 31 Non-cash partnership adjustments (3) Adjusted Credit Facility EBITDA $ 1,629

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio 31 (unaudited, in millions, except ratios) The following tables present the calculation of our unsecured interest coverage ratio using GAAP measures and as used in the financial covenants of the credit facility: (1) The following reconciles Adjusted Credit Facility EBITDA to Unencumbered Consolidated EBITDA per our credit facility definition. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of net income to Adjusted Credit Facility EBITDA: (2) The following reconciles GAAP interest expense to unsecured interest expense per our credit facility definition: GAAP Interest Coverage Ratio Year ended December 31, 2023 Net income $ 752 Interest expense 191 GAAP Interest Coverage Ratio 3.9x Unsecured Interest Coverage per Credit Facility Ratio Year ended December 31, 2023 Unencumbered consolidated EBITDA per credit facility definition (1) $ 1,620 Adjusted Credit Facility unsecured interest expense (2) 184 Unsecured Interest Coverage Ratio 8.8x Year ended December 31, 2023 Adjusted Credit Facility EBITDA $ 1,629 Less: Encumbered EBITDA (10) Corporate overhead allocated to encumbered assets 1 Unencumbered Consolidated EBITDA per credit facility definition $ 1,620 Year ended December 31, 2023 GAAP Interest expense $ 191 Interest on secured debt (5) Debt extinguishment costs (4) Deferred financing cost amortization (7) Capitalized interest 10 Pro forma interest adjustments (1) Adjusted Credit Facility Unsecured Interest Expense $ 184

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio 32 (unaudited, in millions, except ratios) The following tables present the calculation of our GAAP Interest coverage ratio and our fixed charge coverage ratio as used in the financial covenants of the credit facility: (2) The following table calculates the fixed charges per our credit facility definition. See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio for reconciliation of GAAP interest expense to adjusted unsecured interest expense per our credit facility definition: (1) The following reconciles Adjusted Credit Facility EBITDA to Credit Facility Fixed Charge Coverage Ratio EBITDA. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of Adjusted Credit Facility EBITDA: GAAP Fixed Charge Coverage Ratio Year ended December 31, 2023 Net income $ 752 Interest expense 191 GAAP Fixed Charge Coverage Ratio 3.9x Credit Facility Fixed Charge Coverage Ratio Year ended December 31, 2023 Credit Facility Fixed Charge Coverage Ratio EBITDA (1) $ 1,360 Fixed charges (2) 202 Credit Facility Fixed Charge Coverage Ratio 6.7x Year ended December 31, 2023 Adjusted Credit Facility EBITDA $ 1,629 Less: 5% of hotel property gross revenue (268) Less: 3% of revenues from other real estate (1) Credit Facility Fixed Charge Coverage Ratio EBITDA $ 1,360 Year ended December 31, 2023 Adjusted Credit Facility Unsecured Interest Expense $ 184 Interest on secured debt 4 Adjusted Credit Facility Interest Expense 188 Scheduled principal payments 2 Cash taxes on ordinary income 12 Fixed Charges $ 202

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test 33 (unaudited, in millions, except ratios) The following tables present the calculation of our total indebtedness to total assets using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) The following presents the reconciliation of total assets to adjusted total assets per the financial covenants of our senior notes indenture definition: (1) The following reconciles our GAAP total indebtedness to our total indebtedness per our senior notes indenture: GAAP Total Indebtedness to Total Assets December 31, 2023 Debt $ 4,209 Total assets 12,243 GAAP Total Indebtedness to Total Assets 34% Total Indebtedness to Total Assets per Senior Notes Indenture December 31, 2023 Adjusted indebtedness (1) $ 4,232 Adjusted total assets (2) 20,882 Total Indebtedness to Total Assets 20% December 31, 2023 Debt $ 4,209 Add: Deferred financing costs 25 Less: Mark-to-market on assumed mortgage (2) Adjusted Indebtedness per Senior Notes Indenture $ 4,232 December 31, 2023 Total assets $ 12,243 Add: Accumulated depreciation 9,178 Add: Prior impairment of assets held 11 Add: Inventory impairment at unconsolidated investment 9 Less: Intangibles (9) Less: Right-of-use assets (550) Adjusted Total Assets per Senior Notes Indenture $ 20,882

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test 34 (unaudited, in millions, except ratios) The following table presents the calculation of our secured indebtedness using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) See Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (1) The following presents the reconciliation of mortgage debt to secured indebtedness per the financial covenants of our senior notes indenture definition: GAAP Secured Indebtedness December 31, 2023 Mortgage and other secured debt $ 100 Total assets 12,243 GAAP Secured Indebtedness to Total Assets <1% Secured Indebtedness per Senior Notes Indenture December 31, 2023 Secured indebtedness (1) $ 98 Adjusted total assets (2) 20,882 Secured Indebtedness to Total Assets <1% December 31, 2023 Mortgage and other secured debt $ 100 Less: Mark-to-market on assumed mortgage (2) Secured Indebtedness $ 98

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio 35 (unaudited, in millions, except ratios) The following tables present the calculation of our interest coverage ratio using our GAAP measures and as used in the financial covenants of the senior notes indenture: (1) See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for the calculation of Adjusted Credit Facility EBITDA and reconciliation to net income. (2) See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio for the calculation of Adjusted Credit Facility interest expense and reconciliation to GAAP interest expense. GAAP Interest Coverage Ratio Year ended December 31, 2023 Net income $ 752 Interest expense 191 GAAP Interest Coverage Ratio 3.9x EBITDA to Interest Coverage Ratio Year ended December 31, 2023 Adjusted Credit Facility EBITDA (1) $ 1,629 Non-controlling interest adjustment 1 Adjusted Senior Notes EBITDA 1,630 Adjusted Credit Facility Interest Expense (2) 188 Plus: Premium amortization on assumed mortgage 1 Adjusted Senior Notes Interest Expense $ 189 EBITDA to Interest Coverage Ratio 8.6x

© Host Hotels & Resorts, Inc. Financial Covenants: Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test 36 (unaudited, in millions, except ratios) The following tables present the calculation of our total assets to total debt using GAAP measures and unencumbered assets to unsecured debt as used in the financial covenants of our senior notes indenture: (1) The following presents the reconciliation of adjusted total assets to unencumbered assets per the financial covenants of our senior notes indenture definition: (a) See reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (2) The following presents the reconciliation of total debt to unsecured debt per the financial covenants of our senior notes indenture definition: (b) See reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Debt to Adjusted Indebtedness per our senior notes indenture. (c) See reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test for the reconciliation of mortgage and other secured debt to senior notes secured indebtedness. GAAP Assets / Debt December 31, 2023 Total assets $ 12,243 Total debt 4,209 GAAP Total Assets / Total Debt 291% Unencumbered Assets / Unsecured Debt per Senior Notes Indenture December 31, 2023 Unencumbered Assets (1) $ 20,493 Unsecured Debt (2) 4,134 Unencumbered Assets / Unsecured Debt 496% December 31, 2023 Adjusted total assets (a) $ 20,882 Less: Partnership adjustments (126) Less: Inventory impairment at unconsolidated investment (9) Less: Encumbered Assets (254) Unencumbered Assets $ 20,493 December 31, 2023 Adjusted indebtedness (b) $ 4,232 Less: Secured indebtedness (c) (98) Unsecured Debt $ 4,134

GRAND HYATT WASHINGTON OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION FINANCIAL COVENANTS NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

38© Host Hotels & Resorts, Inc. FORECASTS Our forecast of net income, earnings per diluted share, NAREIT and Adjusted FFO per diluted share, EBITDA, EBITDAre, Adjusted EBITDAre and comparable hotel results are forward- looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although we believe the expectations reflected in the forecasts are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that the results will not be materially different. Risks that may affect these assumptions and forecasts include the following: potential changes in overall economic outlook make it inherently difficult to forecast the level of RevPAR; the amount and timing of debt payments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving shares of our common stock may change based on market conditions; and other risks and uncertainties associated with our business described herein and in our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. COMPARABLE HOTEL OPERATING STATISTICS AND RESULTS Effective January 1, 2023, the Company ceased presentation of All Owned Hotel results that was used while the COVID-19 pandemic disrupted operations, limiting the usefulness of year-over-year comparisons, and returned to a comparable hotel presentation for its hotel level results. Management believes this provides investors with a better understanding of underlying growth trends for the Company’s current portfolio, without impact from properties that experienced closures due to renovations or property damage sustained. To facilitate a year-to-year comparison of our operations, we present certain operating statistics (i.e., Total RevPAR, RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in our reports on a comparable hotel basis in order to enable our investors to better evaluate our operating performance. We define our comparable hotels as those that: (i) are owned or leased by us as of the reporting date and are not classified as held-for- sale; and (ii) have not sustained substantial property damage or business interruption, or undergone large-scale capital projects, in each case requiring closures lasting one month or longer (as further defined below), during the reporting periods being compared. We make adjustments to include recent acquisitions to include results for periods prior to our ownership. For these hotels, since the year-over-year comparison includes periods prior to our ownership, the changes will not necessarily correspond to changes in our actual results. Additionally, operating results of hotels that we sell are excluded from the comparable hotel set once the transaction has closed or the hotel is classified as held-for-sale. The hotel business is capital-intensive and renovations are a regular part of the business. Generally, hotels under renovation remain comparable hotels. A large-scale capital project would cause a hotel to be excluded from our comparable hotel set if it requires the entire property to be closed to hotel guests for one month or longer. Similarly, hotels are excluded from our comparable hotel set from the date that they sustain substantial property damage or business interruption if it requires the property to be closed to hotel guests for one month or longer. In each case, these hotels are returned to the comparable hotel set when the operations of the hotel have been included in our consolidated results for one full calendar year after the hotel has reopened. Often, related to events that cause property damage and the closure of a hotel, we will collect business interruption insurance proceeds for the near-term loss of business. These proceeds are included in gain on insurance settlements on our consolidated statements of operations. Business interruption insurance gains related to a hotel that was excluded from our comparable hotel set also will be excluded from the comparable hotel results. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

39© Host Hotels & Resorts, Inc. COMPARABLE HOTEL OPERATING STATISTICS AND RESULTS (continued) Of the 77 hotels that we owned as of December 31, 2023, 75 have been classified as comparable hotels. The operating results of the following properties that we owned as of December 31, 2023 are excluded from comparable hotel results for these periods: • Hyatt Regency Coconut Point Resort & Spa (business disruption due to Hurricane Ian beginning in September 2022, reopened in November 2022); • The Ritz-Carlton, Naples (business disruption due to Hurricane Ian beginning in September 2022, reopened in July 2023); and • Sales and marketing expenses related to the development and sale of condominium units on a development parcel adjacent to Four Seasons Resort Orlando at Walt Disney World® Resort. NON-GAAP FINANCIAL MEASURES Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA, (iii) EBITDAre and Adjusted EBITDAre, (iv) Comparable Hotel Operating Statistics and Results, (v) Credit Facility Financial Performance Tests, and (vi) Senior Notes Financial Performance Tests. The following discussion defines these measures and presents why we believe they are useful supplemental measures of our performance. NAREIT FFO AND NAREIT FFO PER DILUTED SHARE We present NAREIT FFO and NAREIT FFO per diluted share as non-GAAP measures of our performance in addition to our earnings per share (calculated in accordance with GAAP). We calculate NAREIT FFO per diluted share as our NAREIT FFO (defined as set forth below) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of fully diluted shares outstanding during such period, in accordance with NAREIT guidelines. As noted in NAREIT’s Funds From Operations White Paper – 2018 Restatement, NAREIT defines FFO as net income (calculated in accordance with GAAP) excluding depreciation and amortization related to certain real estate assets, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment expense of certain real estate assets and investments and adjustments for consolidated partially- owned entities and unconsolidated affiliates. Adjustments for consolidated partially-owned entities and unconsolidated affiliates are calculated to reflect our pro rata share of the FFO of those entities on the same basis. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

40© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) We believe that NAREIT FFO per diluted share is a useful supplemental measure of our operating performance and that the presentation of NAREIT FFO per diluted share, when combined with the primary GAAP presentation of diluted earnings per share, provides beneficial information to investors. By excluding the effect of real estate depreciation, amortization, impairment expense and gains and losses from sales of depreciable real estate, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, we believe that such measures can facilitate comparisons of operating performance between periods and with other REITs, even though NAREIT FFO per diluted share does not represent an amount that accrues directly to holders of our common stock. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. As noted by NAREIT in its Funds From Operations White Paper – 2018 Restatement, the primary purpose for including FFO as a supplemental measure of operating performance of a REIT is to address the artificial nature of historical cost depreciation and amortization of real estate and real estate-related assets mandated by GAAP. For these reasons, NAREIT adopted the FFO metric in order to promote a uniform industry-wide measure of REIT operating performance. ADJUSTED FFO PER DILUTED SHARE We also present Adjusted FFO per diluted share when evaluating our performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. Management historically has made the adjustments detailed below in evaluating our performance, in our annual budget process and for our compensation programs. We believe that the presentation of Adjusted FFO per diluted share, when combined with both the primary GAAP presentation of diluted earnings per share and FFO per diluted share as defined by NAREIT, provides useful supplemental information that is beneficial to an investor’s understanding of our operating performance. We adjust NAREIT FFO per diluted share for the following items, which may occur in any period, and refer to this measure as Adjusted FFO per diluted share: • Gains and Losses on the Extinguishment of Debt – We exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of the write-off of deferred financing costs from the original issuance of the debt being redeemed or retired and incremental interest expense incurred during the refinancing period. We also exclude the gains on debt repurchases and the original issuance costs associated with the retirement of preferred stock. We believe that these items are not reflective of our ongoing finance costs. • Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. • Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider to be outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. • Severance Expense –In certain circumstances, we will add back hotel-level severance expenses when we do not believe that such expenses are reflective of the ongoing operation of our properties. Situations that would result in a severance add-back include, but are not limited to, (i) costs incurred as part of a broad- based reconfiguration of the operating model with the specific hotel operator for a portfolio of hotels and (ii) costs incurred at a specific hotel due to a broad- based and significant reconfiguration of a hotel and/or its workforce. We do not add back corporate-level severance costs or severance costs at an individual hotel that we consider to be incurred in the normal course of business. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

41© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) In unusual circumstances, we also may adjust NAREIT FFO for gains or losses that management believes are not representative of the Company’s current operating performance. For example, in 2017, as a result of the reduction of the U.S. federal corporate income tax rate from 35% to 21% by the Tax Cuts and Jobs Act, we remeasured our domestic deferred tax assets as of December 31, 2017 and recorded a one-time adjustment to reduce our deferred tax assets and to increase the provision for income taxes by approximately $11 million. We do not consider this adjustment to be reflective of our ongoing operating performance and, therefore, we excluded this item from Adjusted FFO. EBITDA Earnings before Interest Expense, Income Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. Management believes EBITDA provides useful information to investors regarding our results of operations because it helps us and our investors evaluate the ongoing operating performance of our properties after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). Management also believes the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners that are not REITs and other capital-intensive companies. Management uses EBITDA to evaluate property-level results and EBITDA multiples (calculated as sales price divided by EBITDA) as one measure in determining the value of acquisitions and dispositions and, like Funds From Operations (“FFO”) and Adjusted FFO per diluted share, it is widely used by management in the annual budget process and for our compensation programs. EBITDAre AND ADJUSTED EBITDAre We present EBITDAre in accordance with NAREIT guidelines, as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate,” to provide an additional performance measure to facilitate the evaluation and comparison of the Company’s results with other REITs. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) excluding interest expense, income tax, depreciation and amortization, gains or losses on disposition of depreciated property (including gains or losses on change of control), impairment expense for depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s pro rata share of EBITDAre of unconsolidated affiliates. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s understanding of our operating performance. Adjusted EBITDAre also is similar to the measure used to calculate certain credit ratios for our credit facility and senior notes. We adjust EBITDAre for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDAre: • Property Insurance Gains – We exclude the effect of property insurance gains reflected in our consolidated statements of operations because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets. In addition, property insurance gains could be less important to investors given that the depreciated asset book value written off in connection with the calculation of the property insurance gain often does not reflect the market value of real estate assets. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

42© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) • Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. • Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider to be outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. • Severance Expense – In certain circumstances, we will add back hotel-level severance expenses when we do not believe that such expenses are reflective of the ongoing operation of our properties. Situations that would result in a severance add-back include, but are not limited to, (i) costs incurred as part of a broad-based reconfiguration of the operating model with the specific hotel operator for a portfolio of hotels and (ii) costs incurred at a specific hotel due to a broad-based and significant reconfiguration of a hotel and/or its workforce. We do not add back corporate-level severance costs or severance costs at an individual hotel that we consider to be incurred in the normal course of business. In unusual circumstances, we also may adjust EBITDAre for gains or losses that management believes are not representative of the Company’s current operating performance. The last adjustment of this nature was a 2013 exclusion of a gain from an eminent domain claim. LIMITATIONS ON THE USE OF NAREIT FFO PER DILUTED SHARE, ADJUSTED FFO PER DILUTED SHARE, EBITDA, EBITDAre AND ADJUSTED EBITDAre We calculate EBITDAre and NAREIT FFO per diluted share in accordance with standards established by NAREIT, which may not be comparable to measures calculated by other companies that do not use the NAREIT definition of EBITDAre and FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. In addition, although EBITDAre and FFO per diluted share are useful measures when comparing our results to other REITs, they may not be helpful to investors when comparing us to non-REITs. We also calculate Adjusted FFO per diluted share and Adjusted EBITDAre, which measures are not in accordance with NAREIT guidance and may not be comparable to measures calculated by other REITs or by other companies. This information should not be considered as an alternative to net income, operating profit, cash from operations or any other operating performance measure calculated in accordance with GAAP. Cash expenditures for various long-term assets (such as renewal and replacement capital expenditures), interest expense (for EBITDA, EBITDAre and Adjusted EBITDAre purposes only), severance expense related to significant property-level reconfiguration and other items have been, and will be, made and are not reflected in the EBITDA, EBITDAre, Adjusted EBITDAre, NAREIT FFO per diluted share and Adjusted FFO per diluted share presentations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations and consolidated statements of cash flows in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures. Additionally, NAREIT FFO per diluted share, Adjusted FFO per diluted share, EBITDA, EBITDAre and Adjusted EBITDAre should not be considered as measures of our liquidity or indicative of funds available to fund our cash needs, including our ability to make cash distributions. In addition, NAREIT FFO per diluted share and Adjusted FFO per diluted share do not measure, and should not be used as measures of, amounts that accrue directly to stockholders’ benefit. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

43© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) Similarly, EBITDAre, Adjusted EBITDAre, NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of our equity investments, and NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of non-controlling partners in consolidated partnerships. Our equity investments consist of interests ranging from 11% to 67% in eight domestic and international partnerships that own a total of 35 properties and a vacation ownership development. Due to the voting rights of the outside owners, we do not control and, therefore, do not consolidate these entities. The non-controlling partners in consolidated partnerships primarily consist of the approximate 1% interest in Host LP held by unaffiliated limited partners and a 15% interest held by an unaffiliated limited partner in a partnership owning one hotel for which we do control the entity and, therefore, consolidate its operations. These pro rata results for NAREIT FFO and Adjusted FFO per diluted share, EBITDAre and Adjusted EBITDAre were calculated as set forth in the definitions above. Readers should be cautioned that the pro rata results presented in these measures for consolidated partnerships (for NAREIT FFO and Adjusted FFO per diluted share) and equity investments may not accurately depict the legal and economic implications of our investments in these entities. COMPARABLE HOTEL PROPERTY LEVEL OPERATING RESULTS We present certain operating results for our hotels, such as hotel revenues, expenses, food and beverage profit, and EBITDA (and the related margins), on a comparable hotel, or "same store," basis as supplemental information for our investors. Our comparable hotel results present operating results for our hotels without giving effect to dispositions or properties that experienced closures due to renovations or property damage, as discussed in “Comparable Hotel Operating Statistics and Results” above. We present comparable hotel EBITDA to help us and our investors evaluate the ongoing operating performance of our comparable hotels after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization expense). Corporate-level costs and expenses also are removed to arrive at property-level results. We believe these property-level results provide investors with supplemental information about the ongoing operating performance of our comparable hotels. Comparable hotel results are presented both by location and for the Company’s properties in the aggregate. We eliminate from our comparable hotel level operating results severance costs related to broad-based and significant property-level reconfiguration that is not considered to be within the normal course of business, as we believe this elimination provides useful supplemental information that is beneficial to an investor’s understanding of our ongoing operating performance. We also eliminate depreciation and amortization expense because, even though depreciation and amortization expense are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes predictably over time. As noted earlier, because real estate values historically have risen or fallen with market conditions, many real estate industry investors have considered presentation of historical cost accounting for operating results to be insufficient. Because of the elimination of corporate-level costs and expenses, gains or losses on disposition, certain severance expenses and depreciation and amortization expense, the comparable hotel operating results we present do not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

44© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) We present these hotel operating results on a comparable hotel basis because we believe that doing so provides investors and management with useful information for evaluating the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at comparable hotels (which represent the vast majority of our portfolio) or from other factors. While management believes that presentation of comparable hotel results is a supplemental measure that provides useful information in evaluating our ongoing performance, this measure is not used to allocate resources or to assess the operating performance of each of our hotels, as these decisions are based on data for individual hotels and are not based on comparable hotel results in the aggregate. For these reasons, we believe comparable hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management. CREDIT FACILITY – LEVERAGE, UNSECURED INTEREST COVERAGE AND CONSOLIDATED FIXED CHARGE COVERAGE RATIOS Host’s credit facility contains certain financial covenants, including allowable leverage, unsecured interest coverage and fixed charge ratios, which are determined using EBITDA as calculated under the terms of our credit facility (“Adjusted Credit Facility EBITDA”). The leverage ratio is defined as net debt plus preferred equity to Adjusted Credit Facility EBITDA. The unsecured interest coverage ratio is defined as unencumbered Adjusted Credit Facility EBITDA to unsecured consolidated interest expense. The fixed charge coverage ratio is defined as Adjusted Credit Facility EBITDA divided by fixed charges, which include interest expense, required debt amortization payments, cash taxes and preferred stock payments. These calculations are based on pro forma results for the prior four fiscal quarters giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period. The credit facility also incorporates by reference the ratio of unencumbered assets to unsecured indebtedness test from our senior notes indentures, calculated in the same manner, and the covenant is discussed below with the senior notes covenants. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. Management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our credit facility and our ability to access the capital markets, in particular debt financing. SENIOR NOTES INDENTURE – INDEBTEDNESS TEST, SECURED INDEBTEDNESS TO TOTAL ASSETS TEST, EBITDA-TO-INTEREST COVERAGE RATIO AND RATIO OF UNENCUMBERED ASSETS TO UNSECURED INDEBTEDNESS Host’s senior notes indentures contains certain financial covenants, including allowable indebtedness, secured indebtedness to total assets, EBITDA-to-interest coverage and unencumbered assets to unsecured indebtedness. The indebtedness test is defined as adjusted indebtedness, which includes total debt adjusted for deferred financing costs, divided by adjusted total assets, which includes undepreciated real estate book values (“Adjusted Total Assets”). The secured indebtedness to total assets is defined as secured indebtedness, which includes mortgage debt and finance leases, divided by Adjusted Total Assets. The EBITDA-to-interest coverage ratio is defined as EBITDA as calculated under our senior notes indenture (“Adjusted Senior Notes EBITDA”) to interest expense as defined by our senior notes indenture. The ratio of unencumbered assets to unsecured indebtedness is defined as unencumbered adjusted assets, which includes Adjusted Total Assets less encumbered assets, divided by unsecured debt, which includes the aggregate principal amount of outstanding unsecured indebtedness plus contingent obligations. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

45© Host Hotels & Resorts, Inc. NON-GAAP FINANCIAL MEASURES (continued) Under the terms of the senior notes indentures, interest expense excludes items such as the gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at issuance of a loan to establish its fair value and non-cash interest expense, all of which are included in interest expense on our consolidated statement of operations. As with the credit facility covenants, management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our senior notes indentures and our ability to access the capital markets, in particular debt financing. LIMITATIONS ON CREDIT FACILITY AND SENIOR NOTES CREDIT RATIOS These metrics are useful in evaluating the Company’s compliance with the covenants contained in its credit facility and senior notes indentures. However, because of the various adjustments taken to the ratio components as a result of negotiations with the Company’s lenders and noteholders they should not be considered as an alternative to the same ratios determined in accordance with GAAP. For instance, interest expense as calculated under the credit facility and senior notes indenture excludes the items noted above such as deferred financing charges and amortization of debt premiums or discounts, all of which are included in interest expense on our consolidated statement of operations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of performance. In addition, because the credit facility and indenture ratio components are also based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period, they are not reflective of actual performance over the same period calculated in accordance with GAAP. NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION